UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 06/14/2006

CONSTAR INTERNATIONAL INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-16496

Delaware	13-1889304
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, PA 19154-4599

(Address of Principal Executive Offices, Including Zip Code)

215.552.3700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is being furnished under Item 7.01 “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Representatives of Constar International Inc. (the “Registrant”) will meet with certain investors today and reaffirm the Registrant’s prior guidance of forecasted full year 2006 capital expenditures of $30-35 million and Credit Agreement EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of $58-62 million.

Credit Agreement EBITDA is not a GAAP-defined measure and may not be comparable to adjusted EBITDA as defined by other companies. Management believes that investors, analysts and other interested parties view the Registrant’s ability to generate Credit Agreement EBITDA as an important indicator of its operating performance. Management also believes that Credit Agreement EBITDA is a useful measure in understanding trends because it eliminates various non-operational and non-recurring items. In addition, Credit Agreement EBITDA facilitates comparisons to operating performance in prior periods, and is used by the Registrant in setting incentive plan targets. Investors are urged to take into account GAAP measures in evaluating the Registrant, and to review the following reconciliation of Credit Agreement EBITDA to net income (loss).

Forecasted Full Year 2006 Credit Agreement EBITDA Reconciliation

($ amounts in millions)

Forecasted 2006 Net Loss	($10.2) to ($14.2)

Depreciation	$34.0
Interest Expense(1)	$38.0
Tax Expense	$1.0

Forecasted 2006 EBITDA	$58.8 to $62.8

Adjustments under Credit Agreement	$(0.8)

Forecasted 2006 Adjusted EBITDA	$58.0 to $62.0

(1)	Forecasted Interest Expense is based on interest rates as of March 31, 2006

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all information in this report consists of forward-looking statements within the meaning of the federal securities laws. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made in this report or the actual results of operations or financial condition of the Registrant to differ include the success of the Registrant’s strategic pricing initiative, the Registrant’s ability to expand sales of custom products and to improve the operating performance of its European business. Other important factors are discussed under the caption “Risk Factors” in the Registrant’s Form 10-K Annual Report for the year ended December 31, 2005 and in subsequent filings with the Securities and Exchange Commission made prior to or after the date hereof. The Registrant does not intend to review or revise any particular forward-looking statement in light of future events.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTAR INTERNATIONAL INC.

Date: June 14, 2006	By:	/s/ Walter S. Sobon
Walter S. Sobon
Executive Vice President and Chief Financial Officer